The Latin America Dollar Income
Fund, Inc.

Annual Report
October 31, 1997

A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in dollar-denominated Latin American debt instruments. The Latin America Dollar Income Fund, Inc.

The Latin America Dollar Income
Fund, Inc.
================================================================================
Investment objectives and policies

o primarily high current income and secondarily capital appreciation through investment principally in dollar-denominated Latin American debt instruments

Investment characteristics

o a non-diversified closed-end investment company investing principally in a portfolio of dollar-denominated Latin American debt instruments

o a vehicle for international investment through participation in the economies of Latin American countries


General Information
--------------------------------------------------------------------------------
Executive offices
    The Latin America Dollar Income Fund, Inc.
    345 Park Avenue
    New York, NY 10154
    For Fund information:     1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent
    For account information:  1-800-426-5523
    State Street Bank and Trust Company
    Investor Relations Department
    P.O. Box 8200
    Boston, MA 02266-8200

Custodian
   Brown Brothers Harriman & Co.

Legal counsel
   Willkie Farr & Gallagher

Independent Accountants
   Price Waterhouse LLP


New York Stock Exchange Symbol -- LBF


Contents
--------------------------------------------------------------------------------

In Brief                                                   3
Letter to Shareholders                                     3
Investment Summary                                         6
Portfolio Summary                                          7
Investment Portfolio                                       8
Financial Statements                                      11
Financial Highlights                                      15
Notes to Financial Statements                             16
Report of Independent Accountants                         20
Tax Information                                           21
Stockholder Meeting Results                               22
Dividend Reinvestment and
   Cash Purchase Plan                                     24
Other Information                                         26
Officers and Directors                                    27

This report is sent to the shareholders of The Latin America Dollar Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The Latin America Dollar Income Fund, Inc.
In Brief
================================================================================
o The Latin America Dollar Income Fund posted a 14.03% total return based on net asset value for its most recent fiscal year ended October 31, 1997. The J.P. Morgan Latin Brady Bond Index returned 13.54% over the same time period.

o Emerging markets from Thailand to Brazil weathered a series of currency crises over the second half of the Fund's most recent fiscal year as these countries struggled to deal with current account deficits and rising interest rates.

o The Fund continues to maintain a liquid portfolio that we believe is well positioned to benefit from improving economic fundamentals while earning a high level of current income.


Letter to Shareholders
================================================================================
Dear Shareholders,

During a period of economic uncertainty for emerging countries, The Latin America Dollar Income Fund pursued a conservative strategy, posting a 14.03% total return based on NAV for its most recent fiscal year ended October 31, 1997. Contributing to the Fund's total return for the period were $1.50 per share in income distributions, $2.55 in short-term capital gains, and $0.37 in long-term capital gains. The unmanaged J.P. Morgan Latin Brady Bond Index during the same period returned 13.54%. Since its inception on July 31, 1992, through October 31, 1997, the Fund's total return based on NAV was 111.63%, compared with the Index's return of 103.27%. The Fund closed its fiscal year with a net asset value ("NAV") of $13.11, down from $15.61 on October 31, 1996. During the 12-month period ended October 31, 1997, the Fund's share price on the New York Stock Exchange rose from $13.88 to $14.25, contributing to a total return of 19.72%. Although shares of your Fund sold at fiscal year end on the New York Stock Exchange (NYSE) at a price of $14.25 per share, these shares ultimately yielded only $12.13 to those shareholders who sold such shares net of the attached "due bill" of $2.12 per share. A due bill -- or a statement of money owed -- represents an obligation on the part of the seller of Fund shares to make a payment to the buyer of such shares on the payment date of the distribution that gave rise to the due bill. Because your Fund had declared a distribution that was greater than 15% of the market value of its shares, due-bill trading was mandated by the NYSE. Accordingly, rather than reducing the trading price of the Fund's shares by the amount of the distribution (the normal ex-dividend procedure), due bills were attached to shares of the Fund that traded during the period beginning four business days prior to record date and ending on the payment date of the distribution. Because of the due bill, it is our view that $12.13 is more reflective of the true market value of the Fund at year end and should be used in comparisons to historical market values and the fiscal-year-end NAV. For information on the Fund's performance, please refer to the table on page 6 entitled "Investment Summary."

Asian Currency Turmoil Spills Over

In July, Thailand, attempting to deal with a large current account deficit, devalued its currency. This event put pressure on currencies in several other Asian markets, including Malaysia, Indonesia, and the Philippines. The crisis proceeded to spread to other large Asian economies such as Korea, Hong Kong, and Japan, where currency and property exposure in the banking systems began to worry investors. As the Asian crisis proceeded, concerns over countries posting significant current account deficits and overvalued currencies --

The Latin America Dollar Income Fund, Inc.
Letter to Shareholders
================================================================================
in combination with a move towards general global risk reduction by investors -- began to put pressure on other markets and countries. Brazil's currency soon came under pressure: Heavy selling of the Brazilian real began in late October and the country's central bank spent an estimated $8 billion in reserves to defend the currency. In addition, Brazil raised interest rates to an annual rate of 45% to encourage investors to hold the real. President Cardoso also renewed his efforts to push additional reforms through Congress targeting tight fiscal policy and increased government revenues. The real held firm through this initial assault, relieving some pressure on other Latin American countries. The speed with which Brazil passed legislation aimed at reducing the fiscal deficit also served to calm investors and renew confidence locally.

A Conservative  Strategy

The Latin America Dollar Income Fund had adopted a more conservative stance prior to the outbreak of the Asian turmoil and was thus well positioned as the yield differential (or "spread") between emerging market bonds and Treasury bonds of similar maturity widened from approximately 3.3 percentage points over U.S. Treasuries to 6 percentage points by the close of the period. This conservative strategy included reducing the Fund's average effective maturity, underweighting Brazil and Argentina, and overweighting Mexico, Panama, Peru, and Venezuela. We also reduced the Fund's local currency assets to 4.59% by the close of the period.

During the most recent fiscal year, the Fund increased its position in Mexico through additional holdings of dollar-denominated debt. With strong credit fundamentals, we expect Mexico to outperform other Latin American countries in the coming months and exhibit less volatility due to its strong ties with the U.S. and relatively flexible currency regime, which frees Mexico from constantly defending its currency and dipping into reserves. Inflation appears to be declining in Mexico, and retail sales have been strong. Preliminary budget discussions also imply a relatively low budget deficit for the coming fiscal year.

We took advantage of opportunities to add back substantial amounts of Panamanian sovereign bonds during the period due to our continued optimism concerning the country's economic outlook and improving relative value. In addition, Panama's economy is largely dollarized and thus is relatively isolated from currency related volatility.

Our  Outlook

Latin American sovereign bonds represent attractive relative value, especially in the context of the recent sell-off. As a benchmark, yields on U.S. high yield bonds with an average credit rating of B were less than two percentage points higher than comparable Treasuries at the close of the period. Latin American bonds, which on average have a higher credit rating than the B-rated U.S. High Yield Index, yielded 6% more than Treasuries of similar maturity. That said, we do expect continued volatility, especially in light of continued pressure on the Brazilian and other currencies. We will continue to pursue a cautious strategy, confining our focus to countries with strong credit fundamentals and banking systems, as well as limited current account deficits, flexible exchange rates, and positive capital flows. Several Latin American countries have in particular made great strides in structural reform and have already undergone adjustments to alleviate potential currency and current account pressures. We believe that investors worldwide will return to the market as Latin American countries with solid fundamentals and growing domestic economies once again begin to distinguish themselves.

Important Note: Fund Merger and Name Change

On November 5, 1997, stockholders of the Fund approved a Plan of Reorganization that had been approved by the Fund's Board of Directors. Under the
Reorganization, the Fund acquired substantially all of the assets and liabilities of Scudder World Income Opportunities Fund, Inc., in a tax free

The Latin America Dollar Income Fund, Inc.
Letter to Shareholders
================================================================================
exchange for shares. In addition, the investment objective of the Fund was broadened to encompass global emerging market bonds; as a result, the Fund changed its name to Scudder Global High Income Fund, Inc., as of November 14, 1997. We would be happy to receive any questions or comments about the Fund or its Reorganization. You can reach us at 1-800-349-4281.

Respectfully,

/s/Lynn S. Birdsong           /s/Edmond  D.  Villani
Lynn S.  Birdsong             Edmond D. Villani
President                     Chairman of the Board

SCUDDER LATIN AMERICA DOLLAR INCOME FUND, INC.
INVESTMENT SUMMARY AS OF OCTOBER 31, 1997
================================================================================

HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER  -10.52%        --     -6.93%          --       -8.64%        --
ONE YEAR          19.72%    19.72%     14.03%      14.03%       13.54%    13.54%
THREE YEAR        62.01%    17.45%     71.53%      19.71%       69.30%    19.16%
FIVE YEAR         80.50%    12.54%    115.71%      16.62%      111.20%    16.11%
LIFE OF FUND*     82.09%    12.08%    111.63%      15.33%      103.27%    14.45%

-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED OCTOBER 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

                       1993     1994    1995     1996     1997
                     ------------------------------------------
NET ASSET VALUE...   $16.22   $13.41   $11.20   $15.61   $13.11
INCOME DIVIDENDS..   $ 1.49   $ 1.51   $ 1.53   $ 1.50   $ 1.50
CAPITAL GAINS
DISTRIBUTIONS.....   $  .01   $  .36   $  .15       --     2.92
TOTAL RETURN (%)..    33.69    -5.94    -3.46    55.81    14.03

(a)  Total  investment  returns  reflect  changes  in net asset  value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) The unmanaged J.P. Morgan Latin Brady Bond Index tracks the performance of U.S. dollar-denominated sovereign restructured bonds (mostly Brady Bonds). Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses.

*    The fund  commenced  operations  on July 31,  1992.

     PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

THE LATIN AMERICA DOLLAR INCOME FUND, INC.
PORTFOLIO SUMMARY as of October 31, 1997
================================================================================
INVESTMENT ALLOCATION
(Excludes 17% Cash Equivalents)

Sovereign Bonds (1)                83%
Preferred Stock                     4%
Corporate Bonds                    13%
                                 -----
                                  100%
                                 -----
                                 -----
(1) Includes 69% investments in Brady Bonds.

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table.
================================================================================
INTEREST RATE SENSITIVITY
(Excludes 17% Cash Equivalents)

Fixed Rate Bonds                   75%
Floating Rate Bonds                25%
                                 -----
                                  100%
                                 -----
                                 -----

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table
================================================================================
GEOGRAPHICAL
(Excludes 17% Cash Equivalents)

Mexico                             31%
Argentina                          18%
Brazil                             16%
Jamaica                             7%
Panama                              7%
Costa Rica                          7%
Peru                                6%
Venezuela                           4%
Chile                               3%
Ecuador                             1%
                                 -----
                                  100%
                                 =====

The Latin America Dollar Income Fund, Inc.
Investment Portfolio as of October 31, 1997
================================================================================

===============================================================================================
                          Principal                                                   Market
                         Amount($)(c)                                              Value(U.S.$)
-----------------------------------------------------------------------------------------------

Repurchase Agreements -- 1.7%
United States            1,328,000  Repurchase Agreement with Donaldson, Lufkin &
                                        Jenrette dated 10/31/97 at 5.7% to be
                                        repurchased at $1,328,631 on 11/3/97,
                                        collateralized by a $1,272,000 U.S.
                                        Treasury Note, 8%, 8/15/99
                                        (Cost $1,328,000)..........................  1,328,000
                                                                                     ---------
-----------------------------------------------------------------------------------------------

Short-Term Debt -- 15.1%
United States            12,000,000  Federal Home Loan Mortgage Corp. Discount
                                        Note, 11/3/97 (Cost $11,996,233)...........  11,996,233
                                                                                     ----------
-----------------------------------------------------------------------------------------------

U.S. Dollar-Denominated Debt -- 76.5%
Argentina-- 10.6%        59,838      Argentine Republic 10 year Floating Rate Note,
                                        5.627%, 4/1/00.............................      52,929

                         1,440,000   Argentine Republic, Floating Rate Bond, Series L,
                                        LIBOR plus .8125% (6.688%), 3/31/05........   1,251,000

                         7,750,000   Argentine Republic, Collateralized Par Bond,
                                        Series L, Step-up Coupon, 5.5%, 3/31/23....   5,318,438

                  ARA    2,250,000   Cia Internacional, 10.375%, 8/1/04............   1,846,071
                                                                                      ---------
                                                                                      8,468,438
                                                                                      =========

Brazil-- 13.1%           5,500,000   Federative Republic of Brazil, Debt Conversion Bond,
                                        Registered, Series L, LIBOR plus .875 (6.75%),
                                        4/15/12....................................   3,836,250

                         1,500,000   Federative Republic of Brazil, Debt Conversion Bond,
                                        Series L, LIBOR plus .875% (6.75%),
                                        4/15/12....................................   1,046,250

                         7,250,000   Federative Republic of Brazil, Collateralized
                                        Discount Bond, Floating Rate Bond, LIBOR
                                        plus .8125% (6.688%), 4/15/24..............   5,546,250
                                                                                     ----------
                                                                                     10,428,750
                                                                                     ==========

Costa Rica-- 5.6%        2,000,000   Banco Central de Costa Rica Principal Bond,
                                        Series A, 6.25%, 5/21/10...................   1,720,000

                         3,800,000   Banco Central de Costa Rica Principal Bond,
                                        Series B, LIBOR plus .8125% (6.25%),
                                        5/21/15                                       2,736,000
                                                                                      ---------
                                                                                      4,456,000
                                                                                      =========

Ecuador-- 0.6%           1,000,000   Republic of Ecuador, Collateralized Global Par
                                        Bond, Step-up Coupon, 3.5%, 2/28/25........     505,000
                                                                                      ---------


    The accompanying notes are an integral part of the financial statements.

The Latin America Dollar Income Fund, Inc.
Investment Portfolio
================================================================================

===============================================================================================
                          Principal                                                   Market
                         Amount($)(c)                                              Value(U.S.$)
-----------------------------------------------------------------------------------------------

JAMAICA -- 6.1%           2,750,000  Government of Jamaica, 9.625%, 7/2/02 ........   2,571,250

                          2,500,000  Government of Jamaica, Refinancing Agreement,
                                        Tranche B, Floating Rate Bond, LIBOR plus
                                        .8125% (6.313%), 11/15/04 .................   2,250,000
                                                                                     ----------
                                                                                      4,821,250
                                                                                     ----------
MEXICO -- 26.1%             500,000  AXA S.A. de C.V., 9%, 8/4/04 .................     485,000

                          1,000,000  Nacional Financiera S.N.C., 9.375%, 7/15/02 ..     930,000

                          3,500,000  Petroleos Mexicanos, 9.5%, 9/15/27 ...........   3,202,500

                          1,250,000  United Mexican States, (Detachable Oil
                                        Priced Indexed Value Recovery Rights),
                                        6.25%, 12/31/19 ...........................   1,000,000

                          2,500,000  United Mexican States Par Bond, (Detachable
                                        Oil Priced Indexed Value Recovery
                                        Rights), 6.25%, 12/31/19 ..................   2,000,000

                          3,750,000  United Mexican States, Collateralized Par
                                        Bond, (Detachable Oil Priced Indexed
                                        Value Recovery Rights), Series B, 6.25%,
                                        12/31/19 ..................................   3,000,000

                         11,000,000  United Mexican States, Collateralized Par
                                        Bond, (Detachable Oil Priced Indexed
                                        Value Recovery Rights), Series A, 6.25%,
                                        12/31/19 ..................................   8,800,000

                          1,250,000  United Mexican States, (Detachable Oil
                                        Priced Indexed Value Recovery Rights),
                                        11.5%, 5/15/26.............................   1,359,375
                                                                                     ----------
                                                                                     20,776,875
                                                                                     ----------
PANAMA -- 5.8%            5,750,000  Republic of Panama, Interest Reduction Bond,
                                        3.75%, 7/17/14 ............................   4,053,750

                            638,000  Republic of Panama, 8.875%, 9/30/27 ..........     542,300
                                                                                     ----------
                                                                                      4,596,050
                                                                                     ----------
PERU -- 5.2%              3,300,000  Republic of Peru, Floating Rate Interest
                                        Reduction Bond, 3.25%, 3/7/17 .............   1,650,000

                          4,350,000  Republic of Peru, Past Due Interest Bond,
                                        4%, 3/7/17 ................................   2,479,500
                                                                                     ----------
                                                                                      4,129,500
                                                                                     ----------
VENEZUELA -- 3.4%           250,000  Republic of Venezuela, Collateralized Par
                                        Bond, (Detachable Oil Priced Indexed
                                        Value Recovery Rights) Series A, 6.75%,
                                        3/31/20 ...................................     208,750

                            678,583  Republic of Venezuela, Front Loaded Interest
                                        Reduction Bond, Series B, LIBOR plus
                                        .875% (6.75%), 3/31/07 ....................     586,975

                            250,000  Republic of Venezuela, Debt Conversion Bond,
                                        Floating Rate Bond, Series DL, LIBOR
                                        plus .875% (6.75%), 12/18/07 ..............     216,875


    The accompanying notes are an integral part of the financial statements.

The Latin America Dollar Income Fund, Inc.
Investment Portfolio
================================================================================

===============================================================================================
                          Principal                                                   Market
                         Amount($)(c)                                              Value(U.S.$)
-----------------------------------------------------------------------------------------------

                          2,000,000  Republic of Venezuela Global, 9.25%,
                                        9/15/27 ..................................    1,670,000
                                                                                     ----------
                                                                                      2,682,600
                                                                                     ----------
                                     TOTAL DEBT OBLIGATIONS (Cost $64,334,021) ...   60,864,463
                                                                                     ----------
-----------------------------------------------------------------------------------------------
FOREIGN-DENOMINATED DEBT -- 2.3%

CHILE              CLP  345,738,302  Citibank Time Deposit linked to Chilean
                                        Peso, 9.5%, 11/24/97 .....................      819,885

                   CLP  414,800,000  Citibank Time Deposit linked to Chilean
                                        Peso, 10.7%, 4/2/98 ......................      983,400
                                                                                     ----------
                                     TOTAL FOREIGN-DENOMINATED DEBT
                                        (Cost $1,825,250) ........................    1,803,285
                                                                                     ----------
-----------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 4.4%

                            Shares
                            -------
ARGENTINA                   274,190  Nortel Inversora "A" (ADR)
                                        (Telecommunication services)
                                        (Cost $2,007,427)(b) .....................    3,487,697
                                                                                     ----------
-----------------------------------------------------------------------------------------------

                                     TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                        (Cost $81,490,931)(a) ....................   79,479,678
                                                                                     ==========
-----------------------------------------------------------------------------------------------


(a) The cost of the investment portfolio for federal income tax purposes was $81,547,861. At October 31, 1997, net unrealized depreciation for all securities based on tax cost was $2,068,183. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,938,094 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,006,277.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $3,487,697 (4.32% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1997 aggregated $2,007,427. These securities may also have certain restrictions as to resale.

(c)  Principal amounts are stated in U.S. dollars unless otherwise noted.

CURRENCY ABBREVIATIONS
---------------------------
CLP       Chilean Peso
ARA       Argentine Peso


    The accompanying notes are an integral part of the financial statements.

The Latin America Dollar Income Fund, Inc.
Financial Statements
================================================================================

===============================================================================================
-----------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
-----------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $81,490,931) ...............                $79,479,678
Cash ...............................................................                      1,140
Receivables:
    Investments sold ...............................................                 13,553,694
    Interest .......................................................                  1,099,912
Other assets .......................................................                     12,214
                                                                                    -----------
    Total assets ...................................................                $94,146,638

LIABILITIES
Payables:
    Dividends ......................................................  $13,018,581
    Unrealized depreciation on forward foreign currency
       exchange contracts ..........................................       16,268
    Accrued management fee .........................................      109,110
    Other accrued expenses .........................................      280,835
                                                                      -----------
    Total liabilities ..............................................                 13,424,794
                                                                                    -----------
Net assets, at market value ........................................                $80,721,844
                                                                                    ===========
NET ASSETS
Net assets consist of:
    Undistributed net investment income ............................                $    31,162
    Accumulated net realized loss ..................................                   (409,807)
Net unrealized appreciation (depreciation) on:
    Investments ....................................................                 (2,011,253)
    Foreign currency related transactions ..........................                    (16,256)
    Paid-in capital ................................................                 83,127,998
                                                                                    -----------
Net assets, at market value ........................................                $80,721,844
                                                                                    ===========
NET ASSET VALUE per share ($80,721,844 [divided by] 6,155,449 shares of common stock outstanding, $.01 par value, 100,000,000
    shares authorized) .............................................               $     13.11
                                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------

                                       11

The Latin America Dollar Income Fund, Inc.
Financial Statements
================================================================================

===============================================================================================
-----------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ......................................................                  $10,032,569
   Dividends .....................................................                      195,744
                                                                                    -----------
                                                                                     10,228,313
   Expenses:
      Management fee .............................................    $ 1,212,155
      Directors' fees and expenses ...............................         72,934
      Custodian and accounting fees ..............................        159,758
      Reports to shareholders ....................................         48,852
      Auditing ...................................................         87,016
      Legal ......................................................         29,525
      Amortization of organization expenses ......................         14,859
      Services to shareholders ...................................         33,469
      Interest ...................................................        510,933
      Reorganization expense .....................................        144,000
      Other ......................................................         64,386     2,377,887
                                                                      -----------   -----------
   Net investment income .........................................                    7,850,426
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized gain (loss) from:
      Investments.................................................     13,626,749
      Foreign currency related transactions ......................        (33,925)   13,592,824
                                                                      -----------
   Net unrealized appreciation (depreciation) on:
      Investments ................................................     (9,697,559)
      Foreign currency related transactions ......................         38,300    (9,659,259)
                                                                      -----------   -----------
   Net gain on investment transactions ...........................                    3,933,565
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............                  $11,783,991


    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------

                                       12

The Latin America Dollar Income Fund, Inc.
Financial Statements
================================================================================

===============================================================================================
-----------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------

                                                                        YEARS ENDED OCTOBER 31,
                                                                        -----------------------
INCREASE (DECREASE) IN NET ASSETS                                         1997          1996
-----------------------------------------------------------------------------------------------

Operations:
   Net investment income ............................................ $ 7,850,426   $ 9,575,823
   Net realized gain (loss) from investment transactions ............  13,592,824    17,490,571
   Net unrealized appreciation (depreciation) on
       investment transactions during the period ....................  (9,659,259)    8,596,607
                                                                      -----------   -----------
Net increase (decrease) in net assets resulting from operations .....  11,783,991    35,663,001
                                                                      -----------   -----------
Dividends to shareholders:
   From net investment income .......................................  (9,170,408)   (9,050,902)
                                                                      -----------   -----------
   From net realized gains from investment transactions ............. (17,875,360)           --
                                                                      -----------   -----------
Fund share transactions:
   Reinvestment of dividends ........................................   1,235,015       803,441
                                                                      -----------   -----------
INCREASE (DECREASE) IN NET ASSETS ................................... (14,026,762)   27,415,540
Net assets at beginning of period ...................................  94,748,606    67,333,066
                                                                      -----------   -----------
NET ASSETS AT END OF PERIOD (including undistributed
   net investment income of $31,162 and distributions in
   excess of net investment income of $7,699) ....................... $80,721,844   $94,748,066
                                                                      ===========   ===========
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period ...........................   6,070,974     6,010,387
   Shares issued to shareholders in reinvestment of dividends .......      84,475        60,587
                                                                      -----------   -----------
Shares outstanding at end of period .................................   6,155,449     6,070,974


    The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------

The Latin America Dollar Income Fund, Inc.
Financial Statements
================================================================================

===============================================================================================
-----------------------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 1997
-----------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income received .....................................................  $   9,154,345
Payment of operating expenses ..................................................     (2,412,979)
Proceeds from sales and maturities of investments ..............................    393,945,185
Purchases of investments .......................................................   (361,113,430)
Net purchases of short-term investments ........................................     (6,902,203)
                                                                                  -------------
   Cash provided by operating activities .......................................     32,670,918
                                                                                  -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net decrease of loan principal .................................................    (19,900,000)
Distributions paid (net of reinvestment of dividends) ..........................    (12,792,175)
                                                                                  -------------
   Cash used by financing activities ...........................................    (32,692,175)
                                                                                  -------------
   Decrease in cash ............................................................        (21,257)
   Cash at beginning of period .................................................         22,397
                                                                                  -------------
   Cash at end of period .......................................................  $       1,140
                                                                                  =============

Reconciliation of net increase in net assets from
   operations to cash provided by operating activities:
Net increase in net assets resulting from operations ...........................     11,783,991
Amortization of organization costs .............................................         14,859
Net decrease in cost of investments ............................................     21,066,525
Net decrease in unrealized appreciation on investments .........................      9,697,559
Decrease in interest receivable ................................................        819,656
Increase in receivable for investments sold ....................................     (8,296,449)
Increase in other assets .......................................................        (12,214)
Increase in depreciation on forward currency exchange contracts ................         16,268
Decrease in payable for investments purchased ..................................     (2,369,391)
Increase in accrued expenses ...................................................        166,701
Decrease in interest payable ...................................................       (216,587)
                                                                                  -------------
   Cash provided by operating activities .......................................  $  32,670,918


    The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------

The Latin America Dollar Income Fund, Inc.
Financial Highlights
================================================================================

===============================================================================================
-----------------------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period(a)
and other performance information derived from the financial statements and market price data.
-----------------------------------------------------------------------------------------------

                                                             YEARS ENDED OCTOBER 31,
                                                 ----------------------------------------------
                                                 1997       1996      1995       1994     1993
-----------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period .....   $15.61     $11.20    $13.41     $16.22   $13.45
                                                ------     ------    ------     ------   ------
       Net investment income ................     1.28       1.59      1.55       1.51     1.53
       Net realized and unrealized gain
         (loss) on investment transactions ..      .64       4.32     (2.08)     (2.45)    2.74
                                                ------     ------    ------     ------   ------
   Total from investment operations .........     1.92       5.91      (.53)      (.94)    4.27
                                                ------     ------    ------     ------   ------
   Less distributions:
       From net investment income ...........    (1.50)     (1.50)    (1.30)     (1.51)   (1.49)
       From net realized gains on investment
         transactions .......................    (2.92)        --      (.15)      (.33)    (.01)
       In excess of net realized gains ......                  --        --       (.03)      --
   Tax return of capital ....................                  --      (.23)        --       --
                                                ------     ------    ------     ------   ------
   Total distributions ......................    (4.42)     (1.50)    (1.68)     (1.87)   (1.50)
                                                ------     ------    ------     ------   ------
   Net asset value, end of period ...........   $13.11     $15.61    $11.20     $13.41   $16.22
                                                ======     ======    ======     ======   ======
   Market value, end of period ..............   $12.13(b)  $13.88    $12.13     $13.25   $15.63
                                                ======     ======    ======     ======   ======

TOTAL INVESTMENT RETURN
   Per share market value(%) ................    19.72      27.93      5.78      (3.52)   15.47
   Per share net asset value(%)(c) ..........    14.03      55.81     (3.46)     (5.94)   33.69
Ratios and Supplemental Data
   Net assets, end of period($ millions) ....       81         95        67         79       95
   Ratio of operating expenses (excluding
      interest) to average net assets(%) ....     1.85       1.79      1.96       1.83     2.00
   Ratio of operating expenses to average
         net assets(%) ......................     2.36       3.28      3.66       3.41     3.42
   Ratio of net investment income to average
         net assets(%) ......................     7.80      11.66     13.59      10.42    10.71
   Portfolio turnover rate(%) ...............    362.3(d)   322.3(d)  365.9(d)   161.1     93.3


(a)  Based on monthly average of shares outstanding during each period.

(b) Market value of $14.25 has been reduced to reflect a distribution of $2.12 per share, relating to a due bill which entitles individuals who purchased shares prior to November 4, 1997, the ex-date of the dividend, to be reimbursed by the seller in the amount of the distribution.

(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(d) Economic and market conditions necessitated more active trading, resulting in a higher portfolio turnover rate.
--------------------------------------------------------------------------------

The Latin America Dollar Income Fund, Inc.
Note to Financial Statements
================================================================================

A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Dollar Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio debt securities with original maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money Market investments having an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is at least equal to the repurchase price plus accrued interest.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Latin America Dollar Income Fund, Inc.
Note to Financial Statements
================================================================================

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. The Fund's policy is to declare and pay distributions to shareholders of substantially all net investment income of the Fund quarterly. Net realized gains from investment transactions in excess of available capital loss carryforwards, which would be taxable to the Fund if not distributed, will be distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. The Fund uses the specific identification method for determining realized gain or loss on investments.

STATEMENT OF CASH FLOWS. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account at October 31, 1997.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Portfolio securities transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. All discounts are accreted for both tax and financial reporting purposes.

B. PURCHASES AND SALES OF SECURITIES

During the year ended October 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $358,752,107 and $402,241,634, respectively.

The Latin America Dollar Income Fund, Inc.
Note to Financial Statements
================================================================================

C. RELATED PARTIES

Under the Fund's Investment Advisory, Management and Administration Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager"), the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Manager a monthly fee at an annualized rate of 1.20% of the average weekly net assets of the Fund. For the year ended October 31, 1997, the fee pursuant to such agreement amounted to $1,212,155, of which $109,110 is unpaid at October 31, 1997.

The Fund pays each Director not affiliated with the Manager $6,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1997, Directors' fees and expenses aggregated $72,934, of which $2,120 is unpaid at October 31, 1997.

On June 26, 1997, the Manager entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Manager, and the Manager will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close by the end of the fourth quarter of 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SFAC aggregated $91,468, of which $15,523 is unpaid at October 31, 1997.

D. BORROWINGS

The weighted average outstanding daily balance of bank loans and reverse repurchase agreements for the year ended October 31, 1997 was $8,293,425 with a weighted average interest rate of 6.16%. The maximum borrowings outstanding for the year ended October 31, 1997 was $26,100,000. Interest expense for the year ended October 31, 1997 was $510,933 ($.08 per share). Interest paid for the year ended October 31, 1997 was $727,520.

E. CREDIT RISK

The yields of Latin American debt obligations reflect perceived credit risk, the need to compete with other local investments in potentially illiquid domestic financial markets and the difficulty in raising hard currencies to meet external debt servicing requirements. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

The Latin America Dollar Income Fund, Inc.
Note to Financial Statements
================================================================================

F. COMMITMENTS

As of October 31, 1997, the Fund had entered into the following forward currency exchange contracts resulting in net unrealized depreciation of $16,268.

                                                                  NET UNREALIZED
                                                                   APPRECIATION
                                                                  (DEPRECIATION)
    CONTRACTS TO DELIVER    IN EXCHANGE FOR    SETTLEMENT DATE        (U.S.$)
    --------------------    ---------------    ---------------    --------------
    DEM          961,816    USD    541,825        11/17/97           (16,268)



G. PLAN OF REORGANIZATION

On November 5, 1997 the Stockholders of the Fund approved a Plan of Reorganization (the "Reorganization") that had been approved by the Fund's Board of Directors. Under the Reorganization the Fund acquired substantially all of the assets and liabilities of the Scudder World Income Opportunities Fund, Inc. in a tax free exchange for shares. In addition, on November 14, 1997 the investment objectives of the Fund were broadened and as a result the Fund changed its name to Scudder Global High Income Fund, Inc. Latin America Dollar Income Fund, Inc.'s proportionate share of reorganization expenses, as approved by the Fund's Board of Directors, amounted to $144,000 as of October 31, 1997.

The Latin America Dollar Income Fund, Inc.
Report of Independent Accountants
================================================================================

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE LATIN AMERICA DOLLAR INCOME FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin America Dollar Income Fund, Inc. (the "Fund") at October 31, 1997, the results of its operations, of cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

As discussed in Note G to the financial statements, on November 5, 1997 the shareholders of the Fund approved a Plan of Reorganization. Pursuant to the approval by the shareholders, on November 14, 1997 the Fund acquired substantially all of the assets and liabilities of the Scudder World Income Opportunities Fund, Inc. in exchange for shares of the Fund. In addition, the investment objectives of the Fund were broadened and as a result, the Fund changed its name to Scudder Global High Income Fund, Inc.

PRICE WATERHOUSE LLP
Boston, Massachusetts
December 12, 1997

The Latin America Dollar Income Fund, Inc.
Tax Information
================================================================================

The Fund paid $0.37 per share net long-term capital gains during its fiscal year ended October 31, 1997. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $977,712 as capital gain dividends for the year ended October 31, 1997.

The Latin America Dollar Income Fund, Inc.
Stockholder Meeting Results
================================================================================

The Annual Meeting of Stockholders (the "Meeting") of The Latin America Dollar Income Fund, Inc. ("LADIF" or the "Acquiring Fund") was held on October 28, 1997, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below.) With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide stockholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. (a) To approve the issuance of shares of LADIF's common stock, par value $.01 per share, in connection with an Agreement and Plan of
        Reorganization between LADIF and Scudder World Income Opportunities Fund, Inc. ("SWIOF" or the "Acquired Fund") whereby LADIF would acquire substantially all of the assets, and assume substantially all of the liabilities, of SWIOF in exchange for the newly issued shares of LADIF's common stock (the "Reorganization"),

        (b) in connection with the Reorganization, to approve a modification of LADIF's fundamental policy concerning industry concentration and

        (c) in connection with the Reorganization, to approve the change of LADIF's name to "Scudder Global Income Fund, Inc." (Approved on November 5, 1997.)

                                                    Number of Votes:
                                                    ----------------
                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------
               3,165,771                   372,903                    160,906                   1,820,269

2. To approve the new Investment Management Agreement between LADIF and Scudder Kemper Investments, Inc.

                                                    Number of Votes:
                                                    ----------------
                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------
               4,929,444                   288,358                    141,010                     56,417

The Latin America Dollar Income Fund, Inc.
Stockholder Meeting Results
================================================================================

3.      To elect Directors.

                                                      Number of Votes:
                                                      ----------------
         Director                            For                    Withheld
         --------                            ---                    --------

Lynn S. Birdsong                           5,144,233                 270,996

Robert J. Callander                        5,154,811                 260,418


        Continuing Directors:
        ---------------------
         Robert J. Boyd
         George M. Lovejoy, Jr.
         Ronaldo A. da Frota Nogueira
         Dr. Susan Kaufman Purcell
         Edmond D. Villani


4. To ratify the selection of Price Waterhouse L.L.P. as the Fund's independent accountants.

                                    Number of Votes:
                                    ----------------
               For                      Against                    Abstain
               ---                      -------                    -------
            5,201,553                    82,495                    131,181



* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

The Latin America Dollar Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders   who  do  not   participate   in  the  Plan  will  receive  all
distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 5 days after or 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received

The Latin America Dollar Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by giving at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority).

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Latin America Dollar Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, (617) 328-5000, ext. 6406.

The Latin America Dollar Income Fund, Inc.
Other Information
================================================================================
Investment Manager and Administrator

   The investment manager and administrator of The Latin America Dollar Income Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

   Scudder has been active in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. Scudder's investment company clients include seven other open-end investment companies which invest worldwide.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities: The Argentina Fund, The Brazil Fund, The First Iberian Fund, The Korea Fund, Scudder New Asia Fund, Scudder World Income Opportunities Fund, and Scudder New Europe Fund.

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). The NAV of the Fund, and other Scudder managed closed-end funds, can be found in the "FT Managed Funds Service" section under the heading "other off-shore funds" below the Scudder, Stevens & Clark banner.

The Latin America Dollar Income Fund, Inc.
Directors and Officers
================================================================================

EDMOND D. VILLANI*
    Chairman of the Board and Director

LYNN S. BIRDSONG*
    President and Director

ROBERT J. CALLANDER
    Director

ROBERT J. BOYD
    Director

GEORGE M. LOVEJOY, JR.
    Director

RONALDO A. DA FROTA NOGUEIRA
    Director

DR. SUSAN KAUFMAN PURCELL
    Director

SUSAN E. GRAY*
    Vice President

JERARD K. HARTMAN*
    Vice President

DAVID S. LEE*
    Vice President

M. ISABEL SALTZMAN*
    Vice President

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
    Vice President and Secretary

PAMELA A. McGRATH*
    Vice President and Treasurer

* Scudder, Stevens & Clark, Inc.